UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



   Date of report (Date of earliest event reported):  December 19, 2008



                      JONES LANG LASALLE INCORPORATED
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            SECOND AMENDMENT TO AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT AND FIRST AMENDMENT TO TERM LOAN AGREEMENT

On December 19, 2008, the Company, proactively executed each of (i) a second amendment (the "Multicurrency Agreement Amendment") to its Amended and Restated Multicurrency Credit Agreement and (ii) a first amendment (the "Term Loan Amendment") to its Term Loan Agreement, both among Jones Lang LaSalle Finance B.V., a subsidiary of the Company, the Company and certain of its other subsidiaries, as guarantors, the banks party thereto, and Bank of Montreal, as Administrative Agent and BMO Capital Markets and Bank of
America NA as co-lead arrangers on the amendments.   Both the Multicurrency
Agreement Amendment and Term Loan Amendment, among other things, (i) increase the maximum allowable Leverage Ratio from 3.25X to 3.50X through September 2009; (ii) provide additions to Adjusted EBITDA for certain non-recurring charges; (iii) adjust certain other definitions in the agreements; and (iv) adjust the initial pricing to be LIBOR + 3.00 percent.

The maturity of both agreements remains June 2012.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            The following Exhibits are included with this Report:

            99.1 Second Amendment dated as of December 19, 2008 to Amended and Restated Multicurrency Credit Agreement

            99.2 First Amendment dated as of December 19, 2008 to Term Loan Agreement

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 19, 2008             JONES LANG LASALLE INCORPORATED



                                    By:   /s/ Joseph J. Romenesko
                                          ------------------------------
                                          Name: Joseph J. Romenesko
                                          Its:  Treasurer

                               EXHIBIT INDEX
                               -------------




EXHIBIT NO.       DESCRIPTION
-----------       -----------

  99.1 Second Amendment dated as of December 19, 2008 to Amended and Restated Multicurrency Credit Agreement

  99.2            First Amendment dated as of December 19, 2008 to
                  Term Loan Agreement